UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

Baxter International Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
BAXTER INTERNATIONAL INC. 2025 Annual Meeting Vote by May 5, 2025 11:59 PM ET

BAXTER INTERNATIONAL INC. ONE BAXTER PARKWAY DEERFIELD, IL 60015

V64555-P24716

 You invested in BAXTER INTERNATIONAL INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 6, 2025.

 Get informed before you vote

View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	William A. Ampofo II	For

1b.	Jeffrey A. Craig	For

1c.	Patricia B. Morrison	For

1d.	Stephen N. Oesterle, M.D.	For

1e.	Stephen H. Rusckowski	For

1f.	Nancy M. Schlichting	For

1g.	Brent Shafer	For

1h.	Cathy R. Smith	For

1i.	Amy A. Wendell	For

1j.	David S. Wilkes, M.D.	For

2.	Advisory Vote to Approve Named Executive Officer Compensation for 2024	For

3.	Ratification of Appointment of Independent Registered Public Accounting Firm for 2025	For

4.	Stockholder Proposal - Executives to Retain Significant Stock	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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